SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported): February 5, 2007


       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-5 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-6
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             (Exact name of Registrant as specified in its Articles)

P-1  Texas                   P-1: 0-17800          P-1: 73-1330245
                             P-3: 0-18306          P-3: 73-1336573
                             P-4: 0-18308          P-4: 73-1341929
P-3 through P-6:             P-5: 0-18637          P-5: 73-1353774
  Oklahoma                   P-6: 0-18937          P-6: 73-1357375
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(State or other              (Commission           (I.R.S. Employer
jurisdiction of               File No.)             Identification)
incorporation or
organization)



                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [  ] Written  communications  pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)
      [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
      [  ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8:   OTHER EVENTS

      Termination of Partnerships. The General Partner has notified the limited partners of Geodyne Institutional/Pension Energy Income P-1 Limited Partnership, Geodyne Institutional/ Pension Energy Income Limited Partnership P-3, Geodyne Institutional/ Pension Energy Income Limited Partnership P-4, Geodyne Institutional/Pension Energy Income Limited Partnership P-5, and Geodyne Institutional/Pension Energy Income Limited Partnership P-6 (collectively, the "Partnerships") that, pursuant to the terms of the limited partnership agreements for the Partnerships, the Partnerships will terminate on December 31, 2007. Attached is a copy of the letter sent to the limited partners on or about February 5, 2007 setting forth the notice of termination and related matters.

ITEM 9:   EXHIBITS

20.1     Letter    sent   to   the    limited    partners    of   the    Geodyne
         Institutional/Pension Energy Income P-1 Limited Partnership on or about February 5, 2007.

20.2     Letter    sent   to   the    limited    partners    of   the    Geodyne
         Institutional/Pension Energy Income Limited Partnership P-3 on or about February 5, 2007.

20.3     Letter    sent   to   the    limited    partners    of   the    Geodyne
         Institutional/Pension Energy Income Limited Partnership P-4 on or about February 5, 2007.

20.4     Letter    sent   to   the    limited    partners    of   the    Geodyne
         Institutional/Pension Energy Income Limited Partnership P-5 on or about February 5, 2007.

20.5     Letter    sent   to   the    limited    partners    of   the    Geodyne
         Institutional/Pension Energy Income Limited Partnership P-6 on or about February 5, 2007.



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




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME P-1 LIMITED PARTNERSHIP
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-3
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-4
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-5
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-6

                                 By:  GEODYNE RESOURCES, INC.
                                      General Partner

                                             //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President
DATE: February 7, 2007


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